UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 25, 2010

GLOBAL SECURITY AGENCY INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53184	98-0516432
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5259 Jackson Road
Montgomery, TX 77316
(Address of principal executive offices)

(888) 281-1618
(Registrant’s telephone number, including area code)

__________________________________
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01   Other Events

On January 25, 2010, we completed a merger with our wholly owned subsidiary, Global Security Agency Inc., and assumed the subsidiary’s name by filing Articles of Merger with the Nevada Secretary of State (the “Name Change”).  On May 18, 2010, we effected a consolidation of our common stock on a 1:10 basis, without any change to our authorized capital or the par value of our common stock (the “Reverse Split”).  In order for the Name Change and Reverse Split to be recognized on the OTC Bulletin Board, the Financial Industry Regulatory Authority (“FINRA”) was required to process the corporate actions.

FINRA has now processed the Name Change and Reverse Split, both of which will be effective in the market at the open of business on June 28, 2010.  At that time, our common stock will become eligible for quotation on the OTC Bulletin Board under the name Global Security Agency Inc. and the trading symbol “GSAG”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 25, 2010		GLOBAL SECURITY AGENCY INC.
(Registrant)

	By:	/s/ Larry Lunger
Larry Lunger
Chief Executive Officer